SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)
Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

Delaware Group® Adviser Funds
Delaware Group® Cash Reserve
Delaware Group® Equity Funds I
Delaware Group® Equity Funds II
Delaware Group® Equity Funds IV
Delaware Group® Equity Funds V
Delaware Group Foundation Funds®
Delaware Group® Global & International Funds
Delaware Group® Government Fund
Delaware Group® Income Funds
Delaware Group® Limited-Term Government Funds
Delaware Group® State Tax-Free Income Trust
Delaware Group® Tax-Free Fund
Delaware Pooled® Trust
Delaware VIP® Trust
Voyageur Insured Funds
Voyageur Intermediate Tax Free Funds
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4. Proposed maximum aggregate value of transaction:
5. Total fee paid:
[ ]	Fee paid previously with preliminary proxy materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2) Form, Schedule or Registration Statement No.:
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4) Date Filed:

FAQ: February 2015 shareholder proxy vote

RETAIL MUTUAL FUNDS, DPT, VIP

FOR INTERNAL USE ONLY. DO NOT DISTRIBUTE.

Q: What’s happening?

Delaware Investments is seeking shareholder approval on several proposals for all of its retail mutual funds, Delaware Pooled Trust Portfolios (DPT), and Variable Insurance Products (VIP).

In late February 2015, a third-party vendor will begin mailing a proxy statement describing these proposals, and proxy cards (ballots for the vote) to shareholders.

Shareholders of all Delaware OPEN-END FUNDS will receive a proxy statement and a proxy card:

Retail mutual funds:
•Delaware Core Plus Bond Fund
•Delaware Corporate Bond Fund
•Delaware Diversified Floating Rate Fund
•Delaware Diversified Income Fund
•Delaware Extended Duration Bond Fund
•Delaware Emerging Markets Debt Fund
•Delaware High-Yield Opportunities Fund
•Delaware Limited-Term Diversified Income Fund
•Delaware Minnesota High-Yield Municipal Bond Fund
•Delaware National High-Yield Municipal Bond Fund
•Delaware Tax-Free Arizona Fund
•Delaware Tax-Free California Fund
•Delaware Tax-Free Colorado Fund
•Delaware Tax-Free Idaho Fund
•Delaware Tax-Free Minnesota Fund
•Delaware Tax-Free Minnesota Intermediate Fund
•Delaware Tax-Free New York Fund
•Delaware Tax-Free Pennsylvania Fund
•Delaware Tax-Free USA Fund
•Delaware Tax-Free USA Intermediate Fund

•Delaware Cash Reserve® Fund
•Delaware Foundation® Conservative Allocation Fund
•Delaware Foundation® Growth Allocation Fund
•Delaware Foundation® Moderate Allocation Fund
•Delaware Select Growth Fund
•Delaware Smid Cap Growth Fund
•Delaware U.S. Growth Fund
•Delaware Mid Cap Value Fund
•Delaware Small Cap Value Fund
•Delaware Value® Fund
•Delaware Small Cap Core Fund
•Delaware Dividend Income Fund
•Delaware Emerging Markets Fund
•Delaware Focus Global Growth Fund
•Delaware Global Value Fund
•Delaware International Value Equity Fund
•Delaware Global Real Estate Opportunities Fund
•Delaware Healthcare Fund
•Delaware REIT Fund

Delaware Pooled® Trust:
•The Core Plus Fixed Income Portfolio
•The Emerging Markets Portfolio
•The Emerging Markets II Portfolio
•The Focus Smid-Cap Growth Equity Portfolio
•The High-Yield Bond Portfolio
•The International Equity Portfolio
•The Labor Select International Equity Portfolio
•The Large-Cap Growth Equity Portfolio
•The Large-Cap Value Equity Portfolio
•The Select 20 Portfolio

Variable Insurance Product:
•Delaware VIP® Diversified Income Series
•Delaware VIP® Emerging Markets Series
•Delaware VIP® High Yield Series
•Delaware VIP® International Value Equity Series
•Delaware VIP® Limited-Term Diversified Income Series
•Delaware VIP® REIT Series
•Delaware VIP® Small Cap Value Series
•Delaware VIP® Smid Cap Growth Series (Closed to new investors)
•Delaware VIP® U.S. Growth Series
•Delaware VIP® Value Series

Q: What are the proposals shareholders are being asked to vote on?

There are several proposals being put forth to Delaware shareholders. The chart below is a brief summary:

Proposal	Who votes on the Proposal?
1. To elect a Board of Trustees.	Shareholders of each Trust, with shareholders of all Funds of such Trust voting collectively.
2.   To approve the implementation of a new “manager of managers” order.

Note: Please see additional detail below specifically pertaining to shareholders of The International Equity Portfolio of the Delaware Pooled Trust.
Shareholders of each Fund, voting separately from shareholders of each other Fund.
3. To revise the fundamental investment restriction relating to lending.	Shareholders of each Fund, voting separately from shareholders of each other Fund.
4. To revise the fundamental concentration restriction to remove the reference to banking instruments. Note: only applicable to Delaware Cash Reserve Fund, not other retail mutual funds, DPT or VIP.	Shareholders of the Delaware Cash Reserve® Fund, a series of Delaware Group® Cash Reserve.
5. (a)  To revise provisions of the Agreement and Declaration of Trust related to documenting the transfer of shares.
   (b)  To revise provisions of the Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand.
   (c)  To revise provisions of the By-Laws so that Delaware law will apply to matters related to proxies.
Shareholders of each Trust, with shareholders of all Funds of such Trust voting collectively.

Below is a brief overview of each of these proposals.  The Proposals are described in greater detail in the proxy statement mailed to shareholders.

Proposal 1: To elect a Board of Trustees

What is the role of the Board of Trustees?

•
Each Trust is governed by a Board of Trustees, which has oversight responsibility for the management of the Trust’s business affairs.  Trustees establish procedures and oversee and review the performance of the investment advisor, the distributor, and others who perform services for the Trust.  Each of the Trusts’ Board of Trustees is comprised of the same Trustees.

Who are the Trustee Nominees and how were they selected?

•
9 of the 10 Trustee Nominees standing for election are presently members of the Board of Trustees for the Trusts. Each Board of Trustees has nominated and selected the Trustee Nominees and recommends that the Trustee Nominees be elected.

Proposal 2: To approve the implementation of a new “manager of managers” order.

•
A “manager of managers” order allows funds to hire sub-advisors, and to make certain material changes to sub-advisory agreements without shareholder approval. Under this structure, an investment advisor has the ultimate responsibility, subject to oversight by the Board of Trustees, for overseeing funds’ sub-advisors and making recommendations to the board regarding their hiring, termination, or replacement.

•
The Funds, except for The International Equity Portfolio of the Delaware Pooled Trust, have been previously granted a “manager of managers” order that allows them to hire unaffiliated sub-advisors and to make material amendments to the related sub-advisory contracts. It is proposed that the Funds seek a new “manager of managers” order that would give them authority to hire both affiliated and unaffiliated sub-advisors, and to make material amendments to the related sub-advisory contracts.

•
For shareholders of The International Equity Portfolio of the Delaware Pooled Trust, a vote to approve a new “manager of managers” order under Proposal 2 will apply to the new “manager of managers” order related to both affiliated and unaffiliated sub-advisors as described above, as well as to the “manager of managers” order related only to unaffiliated sub-advisors that the rest of the Funds have already adopted.

Why should shareholders approve this Proposal?

Proxy solicitations can be a long and costly process for funds and without this exemption, shareholder approval is required in order to hire a new sub-advisor that is affiliated with the Funds’ investment advisor or to change certain material terms of a related sub-advisory agreement.  If the Funds were granted the new “manager of managers” order that included affiliated sub-advisors, it would permit the Funds’ investment advisor to recommend and hire a broader universe of sub-advisors in a cost-effective and timely manner, which the Board believes would benefit the Funds and their shareholders.

Proposal 3: To revise the fundamental investment restriction relating to lending.

•
The Trusts each have a fundamental investment restriction related to lending, which is more limited in scope than what is required by federal securities laws.  As a result, the restrictions prohibit certain lending activities that would be otherwise permissible for the Funds, including inter-fund borrowing and lending. Proposal 3 provides for the revision of the restriction related to loans to expand the scope of lending activities in which the Funds could engage.

Why should shareholders approve this Proposal?

Changing the fundamental investment restriction related to loans would enable the Funds to accommodate industry and market developments and provide them with additional liquidity resources.

Proposal 4: To revise the fundamental concentration restriction to remove the reference to banking instruments. Note: this is only applicable to shareholders of Delaware Cash Reserve Fund, not other retail mutual funds, DPT or VIP.

•
Proposal 4 is only for shareholders of Delaware Cash Reserve Fund.  Delaware Cash Reserve Fund’s fundamental investment restriction related to the concentration of investments within various industries is more limited in scope than what is required by federal securities laws. Proposal 4 provides for the revision of the Delaware Cash Reserve Fund’s concentration restriction to permit the Fund to invest more than 25% of its assets in banking securities.

Why should shareholders approve this Proposal?

The proposed changes to the Delaware Cash Reserve Fund’s fundamental investment restriction related to concentration would allow the Fund’s portfolio manager to deploy capital to appropriate investments under varying market conditions while continuing to ensure that the Fund maintains the investment mix and risk profile required under the federal securities laws. Shareholders are expected to benefit from the Fund’s concentration policy being more closely aligned with applicable requirements.

Proposal 5(a): To revise provisions of the Agreement and Declaration of Trust related to documenting the transfer of shares.

•
Proposal 5(a) provides for the amendment of each Trust’s Agreement and Declaration of Trust to add detailed procedures for the transfer of shares. The proposed language would provide express protection to the Funds and the Board for relying on the books of a Trust with respect to the identity of the shareholders of record.

Why should shareholders approve this Proposal?

The proposed amendments would add transparency to the process of transferring ownership of shares.  Clarifying the share transfer provisions in each Trust’s Agreement and Declaration of Trust benefits both the Funds and shareholders, as it provides greater certainty with respect to ownership.

Proposal 5(b): To revise provisions of the Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand.

•
Proposal 5(b) provides for the amendment of each Trust’s Agreement and Declaration of Trust, to add a provision requiring that shareholders provide certain information upon the request of the Board. The proposed amendment would require shareholders of record to disclose direct and indirect share ownership information to a Fund upon Board demand, in the event that the Fund needed such information to comply with tax requirements.

Why should shareholders approve this Proposal?

Having the ability to obtain shareholder ownership information will allow the Funds to more effectively and efficiently comply with current and future tax regulations.

Proposal 5(c): To revise provisions of the By-Laws so that Delaware law will apply to matters related to proxies.

•
Proposal 5(c) provides for the amendment of each Trust’s By-Laws to change a provision related to proxy matters. Each Trust’s Agreement and Declaration of Trust currently provides that the revocability of a proxy is governed by the Delaware General Corporation Law. The proposed amendment to the By-Laws expands the application of Delaware General Corporation Law to all matters relating to proxies, thereby providing the Funds with a defined body of law to govern matters relating to proxies.

Why should shareholders approve this Proposal?

The proposed amendment to the By-Laws provides clarity on the choice of law relating to proxy matters and establishes a body of case, statutory, and other law for interpreting and resolving proxy-related issues and disputes. This, combined with the depth and breadth of Delaware business law, may increase certainty of outcome for the Funds and shareholders with regard to proxies.

Q: Has the Board approved the Proposals?

Yes.  The Board of Trustees of each Trust has unanimously approved the Proposals, and recommends that you vote to approve those that apply to your Fund.

Q: What is the timeline for the proxy vote?

•	Proxy mailing to shareholders begins late February 2015.

•	Shareholder solicitation via phone, if the shareholder has not yet voted: March 7, 2015.

•	Shareholder meeting: March 31, 2015 (adjustments as necessary).

Q: How is the proxy vote facilitated?

We’re using two vendors:  ComputerShare and Broadridge.

•	ComputerShare: will mail proxy cards and proxy statements to direct shareholders.
o	Includes Delaware employee 401K & retirement plans and most VIP shareholders.

•	Broadridge: will mail proxy cards and proxy statements to OMNIBUS-held accounts (non-direct shareholders)
o	Includes most clients of major wirehouse firms & all broker-directed accounts.

Q: How can shareholders vote?

Voting by direct shareholder accounts – via ComputerShare – shareholders have four options:

Note: This information is aggregated here:  http://www.delawareinvestments.com/proxy. You can direct shareholders to this page if needed.

1.	By mail
Vote, sign and date the proxy card and return it in the postage-paid envelope.

2.	By Internet
Go to the website www.proxy-direct.com or scan the QR code on your proxy card.
Follow the on-screen instructions. This website is available 24 hours.

3.	By telephone
Call 800 337-3503 and follow the recorded instructions. This phone number is available 24 hours.
Call 866 612-5812 to vote via live operator. Hours of operation are M-F 9 a.m. – 11 p.m., and Sat. 12 p.m. – 6 p.m. EST.

4.	In person
Attend Shareholder meeting at the offices of Stradley Ronon Stevens & Young, LLP.
2005 Market Street, 26th Floor, Philadelphia, PA 19103
Date: March 31, 2015
Time: 3:00 p.m., EST

Voting by OMNIBUS-held accounts – via Broadridge – shareholders have three options:

1.	Mail back their ballots in the postage paid envelope provided

2.	Vote online here: www.proxyvote.com – Control number located on their proxy cards will be required

3.	Vote via touch-tone phone – Shareholders should reference their proxy card for the appropriate number.

Q: What’s needed for the proxy to pass?

•	For proposal 1:

In order for the proxy to pass, 33 1/3% of shareholders must vote (by registrant, not fund) and plurality of votes must be in favor of the proposal.

•	For proposals 2, 3 and 4:

In order for the proxy to pass, 50% of shareholders must vote (by fund) and 2/3 of them must vote in favor of the proposal.

•	For proposals 5a, 5b, and 5c:

In order for the proxy to pass, 33 1/3% of shareholders must vote (by fund) and 50% of them must vote in favor of the proposal.

Q: What if it doesn’t pass before March 31, 2015?

If shareholder approval has not been obtained by March 31, 2015, the proxy vendor will continue soliciting votes, and additional shareholder meeting(s) will be held as needed.

Q: What if they do not pass at all?

If the proposals are not approved, Delaware will pursue an alternative recommendation and the Fund’s Board of Trustees will determine an appropriate course of action.

_____________________________________________________________________

Additional questions?

For process-related questions, contact Cori Daggett at 41558 or 215-255-1558. For vendor-related questions, contact Dennis Gallagher at 42980 or 215-255-2980.

(13944)

Subject line: Shareholder proxy vote – important information

For internal use only. Do not distribute.

Hello all,

Delaware Investments is seeking shareholder approval on several proposals for all retail mutual funds, Delaware Pooled Trust Portfolios (DPT), and Variable Insurance Products (VIP).

If you are a shareholder of any open-end Delaware Investments Fund(s), you will receive a proxy statement and ballot in the mail. Please vote as soon as possible!

See attached for a list of funds impacted, and a brief overview of the proposals. Detailed information is included in your proxy statement.

You may vote by:

1.	Mail
Vote, sign and date the proxy card and return it in the postage-paid envelope.

2.	Internet
Go to the website www.proxy-direct.com or scan the QR code on your proxy card.
Follow the on-screen instructions. This website is available 24 hours.

3.	Telephone
Call 800 337-3503 and follow the recorded instructions. This phone number is available 24 hours.
Call 866 612-5812 to vote via live operator. Hours of operation are M-F 9 a.m. – 11 p.m., and Sat. 12 p.m. – 6 p.m. EST.

4.	In person
Attend Shareholder meeting at the offices of Stradley Ronon Stevens & Young, LLP.
2005 Market Street, 26th Floor, Philadelphia, PA 19103
Date: March 31, 2015
Time: 3:00 p.m., EST

For process-related questions, contact Cori Daggett at 41558 or 215-255-1558. For vendor-related questions, contact Dennis Gallagher at 42980 or 215-255-2980.

1

February 2015 – shareholder proxy vote overview

FOR INTERNAL USE ONLY. DO NOT DISTRIBUTE.

Funds impacted:

Retail mutual funds:
•Delaware Core Plus Bond Fund
•Delaware Corporate Bond Fund
•Delaware Diversified Floating Rate Fund
•Delaware Diversified Income Fund
•Delaware Extended Duration Bond Fund
•Delaware Emerging Markets Debt Fund
•Delaware High-Yield Opportunities Fund
•Delaware Limited-Term Diversified Income Fund
•Delaware Minnesota High-Yield Municipal Bond Fund
•Delaware National High-Yield Municipal Bond Fund
•Delaware Tax-Free Arizona Fund
•Delaware Tax-Free California Fund
•Delaware Tax-Free Colorado Fund
•Delaware Tax-Free Idaho Fund
•Delaware Tax-Free Minnesota Fund
•Delaware Tax-Free Minnesota Intermediate Fund
•Delaware Tax-Free New York Fund
•Delaware Tax-Free Pennsylvania Fund
•Delaware Tax-Free USA Fund
•Delaware Tax-Free USA Intermediate Fund

•Delaware Cash Reserve® Fund
•Delaware Foundation® Conservative Allocation Fund
•Delaware Foundation® Growth Allocation Fund
•Delaware Foundation® Moderate Allocation Fund
•Delaware Select Growth Fund
•Delaware Smid Cap Growth Fund
•Delaware U.S. Growth Fund
•Delaware Mid Cap Value Fund
•Delaware Small Cap Value Fund
•Delaware Value® Fund
•Delaware Small Cap Core Fund
•Delaware Dividend Income Fund
•Delaware Emerging Markets Fund
•Delaware Focus Global Growth Fund
•Delaware Global Value Fund
•Delaware International Value Equity Fund
•Delaware Global Real Estate Opportunities Fund
•Delaware Healthcare Fund
•Delaware REIT Fund

Delaware Pooled® Trust:
•The Core Plus Fixed Income Portfolio
•The Emerging Markets Portfolio
•The Emerging Markets II Portfolio
•The Focus Smid-Cap Growth Equity Portfolio
•The High-Yield Bond Portfolio
•The International Equity Portfolio
•The Labor Select International Equity Portfolio
•The Large-Cap Growth Equity Portfolio
•The Large-Cap Value Equity Portfolio
•The Select 20 Portfolio

Variable Insurance Product:
•Delaware VIP® Diversified Income Series
•Delaware VIP® Emerging Markets Series
•Delaware VIP® High Yield Series
•Delaware VIP® International Value Equity Series
•Delaware VIP® Limited-Term Diversified Income Series
•Delaware VIP® REIT Series
•Delaware VIP® Small Cap Value Series
•Delaware VIP® Smid Cap Growth Series (Closed to new investors)
•Delaware VIP® U.S. Growth Series
•Delaware VIP® Value Series

2

Proposals overview:

(Detailed information can be found on your proxy statement(s)

Proposal	Who votes on the Proposal?
1. To elect a Board of Trustees.	Shareholders of each Trust, with shareholders of all Funds of such Trust voting collectively.
2. To approve the implementation of a new “manager of managers” order.	Shareholders of each Fund, voting separately from shareholders of each other Fund.
3. To revise the fundamental investment restriction relating to lending.	Shareholders of each Fund, voting separately from shareholders of each other Fund.
4. To revise the fundamental concentration restriction to remove the reference to banking instruments. Note: only applicable to Delaware Cash Reserve Fund, not other retail mutual funds, DPT or VIP.	Shareholders of the Delaware Cash Reserve® Fund, a series of Delaware Group® Cash Reserve.
5. (a)  To revise provisions of the Agreement and Declaration of Trust related to documenting the transfer of shares.
   (b)  To revise provisions of the Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand.
   (c)  To revise provisions of the By-Laws so that Delaware law will apply to matters related to proxies.
Shareholders of each Trust, with shareholders of all Funds of such Trust voting collectively.

(13995)

3

Email communication with Home Offices

HOME OFFICE UPDATE

On December 23, 2014, the Boards of Trustees for the Delaware Investments open-end funds approved the filing of a shareholder proxy statement for these funds. A proxy solicitation including multiple proposals will be conducted across Delaware Investments open-end mutual funds. Further information regarding the proxy statement and instructions on how a shareholder may vote can be found on the Delaware Investments website:

delawareinvestments.com/proxy

We are informing you to ask for your assistance in making your Financial Advisors aware of this proxy. Notification is being/was sent to your firm’s back office regarding the shareholder proxy vote. Materials to shareholders of record are anticipated to begin mailing on or about February 23, 2015.

If you have any questions pertaining to this announcement, please contact me.

Relationship Manager

Signature

(13997) 2/15

2005 Market St. Philadelphia, PA 19103-7094

BROKER OPERATIONS UPDATE

February 23, 2015

On December 23, 2014, the Boards of Trustees for the Delaware Investments open-end funds approved the filing of a shareholder proxy statement for these funds. A proxy solicitation including multiple proposals will be conducted across Delaware Investments open-end mutual funds. Further information regarding the proxy statement and instructions on how a shareholder may vote can be found on the Delaware Investments website:

delawareinvestments.com/proxy

Proxy materials were sent to shareholders on February 23, 2015. If you have any questions pertaining to this announcement, please contact Broker Dealer Services at 877 332-2371.

Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Delaware Investments refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

For Broker/Dealer Back Office use only – Not for public distribution

© 2015 Delaware Management Holdings, Inc.	BOC-FoFProxy 2/15 (13917)

2/20/2015 Annotate Your Screenshot

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How to vote your shares

1. By mail

2. By Internet

- Go to the website http://www.proxy-direct.com.
- Enter the control number and security code found on the proxy card.
- Follow the instructions. This website is available 24 hours.

3. By telephone

- Call **866 337-3503**
- Follow the recorded instructions. This phone number is available 24 hours.

4. In person

For shareholders

If you have any questions about how to vote your proxy or about the meeting in general, please call the following toll-free number:

Phone: **866 612-6812**

Representatives are available to assist you from Monday through Friday, 9 a.m. to 11 p.m., and Saturday, 12 p.m. to 6 p.m., Eastern time.

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Any Macquarie Group entity referred to on this page is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and that entity's obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of that entity, unless noted otherwise.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Funds' distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2015 Delaware Management Holdings, Inc.

[15998]

chrome-extension://alelhddbbhepgpmgidjdcjakblofbmce/edit.html 1/1

CFS Only Proxy Call Flow – Voting Campaigns

Hello, I am trying to reach < SH Full Name >. Is he/she available?
If yes, confirm SH identity
Who's Calling? (prior to confirming SH)
My name is < First Name, Last name > and I am calling on a recorded line regarding your investment in < Specific Fund Name >.
Use Alternate Scripting (trust, custodian) if appropriate
Materials were sent to you regarding the upcoming shareholder meeting and at this time we have not received your vote. The Board is recommending a vote < recommendation >. Would you like to vote along with the recommendations of the Board?
My name is < First name, Last name > and I'm calling on a recorded line regarding the upcoming < Fund Family Name > shareholder meeting. Is < SH Full Name > available?
If yes
If no
Is there a better time to reach them?
If yes / If vote direction is given
If No / SH Declines to Vote
If Households for same SH: I see you have additional investments with the < Fund Family >. Would you like to vote the same way on those investments?
< Use Appropriate Rebuttal followed by> Would you like to vote along with the recommendations of the Board?
Vote direction is given
SH Declines to Vote after rebuttals
Thank you. I am recording a < For / Against / Abstain > vote on your < Fund Family name > investment(s) and will send a printed confirmation <for each> to < Registration Street address >.
For confirmation purposes, may I have your city, state and zip code?
< If appropriate >
We can be reached at < Campaign Toll Free Number > and are available weekdays between 9am and 11 EST and between < noon > and < 6pm > EST on Saturday.
Thank you for your time. Have a great < day / evening >.
For BEN Shareholders Only: Thank you. When you receive the confirmation, please feel free to call us at 1-866-962-7225 if you have any concerns about your telephone vote.
Thank you for your time and your vote. Have a great < day / evening >.
If yes
If Households for additional SHs: Thank you. I see that < Other SH Name > also holds this investment. May I speak to them?
If no

19-Dec-13

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